                                                                  EXHIBIT 10.153


                  THIRD AMENDMENT TO REVOLVING CREDIT AGREEMENT

     THIS THIRD AMENDMENT TO REVOLVING CREDIT AGREEMENT (the "Amendment"), dated as of March 16, 2000, is entered into by and between LASALLE BANK NATIONAL ASSOCIATION, a national banking association ("Lender"), successor by merger to LaSalle National Bank, a national banking association ("Old LaSalle") and INSURANCE AUTO AUCTIONS, INC., an Illinois corporation ("Borrower"), successor by merger to Insurance Auto Auctions, Inc., a California corporation ("Old Borrower").

     WHEREAS, Old LaSalle and Lender have previously made available to Borrower and Old Borrower a credit facility pursuant to the terms and conditions of that certain Revolving Credit Agreement, dated as of April 4, 1997, by and between Old LaSalle and Old Borrower, as amended by an Amendment To Revolving Credit Agreement dated as of December 1, 1997, and the Second Amendment to Revolving Credit Agreement dated as of April 6, 1998, which, together with all exhibits and schedules thereto and amendments and modifications thereof made in accordance with the terms thereof, if any, is hereinafter referred to as the "Loan Agreement"; and

     WHEREAS, pursuant to the Loan Agreement, Old LaSalle and Lender have extended certain loans and credit extensions to Old Borrower and Borrower; and

     WHEREAS, Borrower has requested that Lender amend the Loan Agreement extend the Revolving Commitment Termination Date; and

     WHEREAS, Lender is willing to amend the Loan Agreement but only on the terms and conditions set forth in this Amendment; and

     WHEREAS, capitalized terms used but not defined herein have the meanings assigned to such terms in the Loan Agreement.

     NOW, THEREFORE, in consideration of the premises, to induce Lender to enter into this Amendment, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, it is hereby agreed by each party hereto as follows:

     Section 1. Amendment of the Loan Agreement. It is hereby agreed and understood that, subject to the complete fulfillment and performance of the conditions precedent set forth in Section 4 of this Amendment, the Loan Agreement is hereby amended to extend the Revolving Commitment Termination Date from April 1, 2000, to April 1, 2001. Without limitation of the generality of the foregoing, the date "April 1, 2000" in the defined term "Revolving Commitment Termination Date" contained in Section 1.01 of the Loan Agreement is hereby replaced with the date "April 1, 2001".

     Section 2. Merger of Old LaSalle into Lender. Borrower acknowledges that Old LaSalle was merged into Lender effective as of May 1, 1999, and that by virtue of such merger, Lender is the successor by merger to all of the rights and obligations of Old LaSalle under the Loan Agreement and the other Loan Documents.

     Section 3. Merger of Old Borrower into Borrower. Lender and Borrower acknowledge that Old Borrower was merged into Borrower effective as of August 20, 1997, and that by virtue of such merger, Borrower is the successor by merger to all of the rights and obligations of Old Borrower under the Loan Agreement and the other Loan Documents.

     Section 4. Conditions Precedent. The effectiveness of this Amendment and the obligations of Lender hereunder are subject to the satisfaction, or waiver by Lender, of the following conditions precedent on or before the date hereof in addition to the conditions precedent specified in Section 3.02 of the Loan
Agreement:

     A. Borrower shall have paid and/or reimbursed all fees, costs and expenses relating to this Amendment and owed to Lender pursuant to the Loan Agreement, if so requested by Lender; and

     B. Borrower shall have delivered, or caused to be delivered, original fully completed, dated and executed originals of this Amendment to Lender.

     C. The following statements shall be true and correct and Borrower, by executing and delivering this Amendment to Lender, hereby certifies that the following statements are true and correct as of the date hereof:

                 i. Other than as expressly contemplated by this Amendment, since the date of the most recent financial statements furnished by Borrower to Lender (which financial statements were true and correct in all material respects and otherwise conformed to the requirements set forth in the Loan Agreement for such financial statements), there shall have been no change which has had or will have a material adverse effect on the business, operations, properties, condition (financial or otherwise) or prospects of Borrower;

                 ii. The representations and warranties of Borrower set forth in the Loan Agreement and of Borrower set forth in this Amendment are true and correct in all material respects on and as of the date of this Amendment with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date;

                 iii. After giving effect to this Amendment, no Default or
            Event of Default has occurred and is continuing; and

                 iv. No consents, licenses or approvals are required in
            connection with the execution, delivery and performance by Borrower of this Amendment or the validity or enforceability against Borrower of this Amendment which have not been obtained and delivered to Lender.

     Section 5. Miscellaneous.

     A. Except as expressly amended and modified by this Amendment, the Loan Agreement and the Loan Documents are and shall continue to be in full force and effect in accordance with the terms thereof.

     B. This Amendment may be executed by the parties hereto in counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument.

     C. This Amendment shall be construed in accordance with and governed by the internal laws, and not the laws of conflict, of the State of Illinois.

     D. The headings contained in this Amendment are for ease of reference only and shall not be considered in construing this Amendment.



                    [SIGNATURE PAGE(S) AND EXHIBITS, IF ANY,
                                FOLLOW THIS PAGE]

     IN WITNESS WHEREOF, the parties hereto have caused this Third Amendment to Revolving Credit Agreement to be duly executed as of the date first above written.

                                            INSURANCE AUTO AUCTIONS, INC.


                                            By: /s/ Stephen L. Green
                                               ---------------------------------

                                            Title: Vice President, Finance & CFO
                                                   -----------------------------

                                            LASALLE BANK NATIONAL ASSOCIATION


                                            By: /s/ Kate H. Hammond
                                               ---------------------------------

                                            Title: Assistant Vice President
                                                   -----------------------------